--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund for the quarter ended March 31, 2005. The net asset value at that date was $18.07 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $18.26 per share. The total return, including income, for Cohen & Steers Total Return Realty Fund and the comparative benchmarks were:

                                                          TOTAL RETURN,
                                                          QUARTER ENDED
                                                             3/31/05
                                                       --------------------
                                                        MARKET    NET ASSET
                                                        PRICE(a)   VALUE(a)
                                                        ------     ------
Cohen & Steers Total Return Realty Fund..............    - 7.6%      - 6.8%
NAREIT Equity REIT Index(b)..........................    - 7.1%      - 7.1%
Morgan Stanley REIT Preferred Index(c)...............    - 1.6%      - 1.6%

    The asset mix of the fund at quarter-end consisted of 77.5% REIT common stocks, 20.2% preferred stocks, and 2.3% cash. The preferred allocation provides diversification benefits and helps increase the income potential of the fund.

    During the quarter, three monthly dividends of $0.11 per share were paid to common shareholders. In addition, the fund's board of directors declared three monthly dividends of $0.11 per share, payable in April, May and June.

INVESTMENT REVIEW

    Over the past several quarters we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(c) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.

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


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT and broader markets. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen farther than most of the broader equity market indexes, in an abrupt turnaround from last year. Health care, which had a -11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, flattish lease terms tend to make this group more interest rate-sensitive. Industrial and mixed office/industrial REITs, returning -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers. Two mall companies, Mills Corporation and Macerich Company, and Maguire Properties, an office REIT, were among the poorest performing stocks in our portfolio, returning -16.1%, -14.2% and -11.6%, respectively. Stock selection in the regional mall and office sectors were the largest detractors from our relative performance.

    Self storage was the best performing property type in the quarter with a 0.8% total return. U-Store-It Trust, which returned 1.5%, was one of our best performing stocks. Our strongest investment was Equity Office Properties, which returned 5.2%. Our overweight in the office sector, which returned -3.3%, driven in our view by the sustained recovery in office fundamentals, contributed significantly to our relative performance. The largest contributor to our performance during the quarter was our allocation to REIT preferred stocks. REIT preferreds, 20.2% of the portfolio, were down only slightly in the quarter, significantly exceeding REIT common stocks on a total return basis.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which, we believe, may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005,

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment.

    In the meantime, despite this choppy period in the market for REITs, many companies took advantage of expanding acquisition opportunities. We believe that most commercial property types are in recovery in most regions of the U.S., and that REITs, in response, are beginning to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with lower cost capital. In the first quarter alone, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. These acquisitions can potentially enhance their growth rates and have increased the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while current economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, as the economy undergoes this correction, although we believe there will be continued healthy growth. Very little new construction is underway and we believe replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates have declined while effective rents have risen, a trend that we believe will continue. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result we believe that REIT investments will continue to deliver competitive total returns.

Sincerely,

             MARTIN COHEN              ROBERT H. STEERS
             MARTIN COHEN              ROBERT H. STEERS
             President                 Chairman


                             JOSEPH M. HARVEY
                             JOSEPH M. HARVEY
                             Portfolio Manager

-------------------------------------------------------------------
         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM
    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases,
    profiles of our senior investment professionals, and an
    overview of our investment approach.
-------------------------------------------------------------------


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                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (Unaudited)

                                                                  MARKET        % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                   ----------   ----------
 1.  Ventas...................................................  $7,031,232      4.21%
 2.  Vornado Realty Trust.....................................   6,767,679      4.05
 3.  Mack-Cali Realty Corp....................................   6,386,380      3.82
 4.  Macerich Co..............................................   5,727,600      3.43
 5.  Prentiss Properties Trust................................   5,646,648      3.38
 6.  Arden Realty.............................................   5,416,000      3.24
 7.  Equity Office Properties Trust...........................   5,405,322      3.23
 8.  Liberty Property Trust...................................   5,295,180      3.17
 9.  Brandywine Realty Trust..................................   5,251,160      3.14
10.  Archstone-Smith Trust....................................   5,215,419      3.12

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                   [GRAPHIC]

           Health Care.....................................  13.50%
           Diversified.....................................   9.09%
           Cash & Other Assets in Excess of Liabilities....   2.29%
           Other...........................................   4.37%
           Residential.....................................  15.94%
           Shopping Center.................................  20.61%
           Office/Industrial...............................  34.20%


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                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                 97.71%(b)
  COMMON STOCK                           77.49%
    DIVERSIFIED                           7.80%
         Colonial Properties Trust..............    82,100    $  3,153,461       7.03%
         Crescent Real Estate Equities Co.......    97,600       1,594,784       9.18
         iStar Financial........................    36,900       1,519,542       7.12
         Vornado Realty Trust...................    97,700       6,767,679       4.39
                                                              ------------
                                                                13,035,466
                                                              ------------
    HEALTH CARE                          10.42%
         Health Care Property Investors.........   217,000       5,092,990       7.16
         Healthcare Realty Trust................    31,100       1,133,284       7.14
         Health Care REIT.......................    27,600         883,200       7.50
         Nationwide Health Properties...........   161,800       3,269,978       7.32
         Ventas.................................   281,700       7,031,232       5.77
                                                              ------------
                                                                17,410,684
                                                              ------------
    HOTEL                                 1.17%
         Hospitality Properties Trust...........    38,700       1,562,706       7.13
         Strategic Hotel Capital................    27,300         401,310       5.99
                                                              ------------
                                                                 1,964,016
                                                              ------------
    INDUSTRIAL                            1.46%
         First Industrial Realty Trust..........    64,700       2,447,601       7.35
                                                              ------------
    MORTGAGE                              1.87%
         Newcastle Investment Corp..............   105,527       3,123,599       8.45
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    OFFICE                               25.56%
         Arden Realty...........................   160,000    $  5,416,000       5.97%
         Brandywine Realty Trust................   184,900       5,251,160       6.20
         CarrAmerica Realty Corp................   155,100       4,893,405       6.34
         Equity Office Properties Trust.........   179,400       5,405,322       6.64
         HRPT Properties Trust..................   152,700       1,818,657       7.05
         Kilroy Realty Corp.....................    56,600       2,315,506       4.99
         Mack-Cali Realty Corp..................   150,800       6,386,380       5.95
         Maguire Properties.....................    93,000       2,220,840       6.70
         Prentiss Properties Trust..............   165,300       5,646,648       6.56
         Reckson Associates Realty Corp.........   110,000       3,377,000       5.53
                                                              ------------
                                                                42,730,918
                                                              ------------
    OFFICE/INDUSTRIAL                     3.17%
         Liberty Property Trust.................   135,600       5,295,180       6.25
                                                              ------------
    RESIDENTIAL                          12.81%
       APARTMENT                         12.63%
         American Campus Communities............    19,400         407,400       6.43
         Archstone-Smith Trust..................   152,900       5,215,419       5.04
         AvalonBay Communities..................    69,900       4,675,611       4.25
         Camden Property Trust..................    53,500       2,516,105       5.40
         Education Realty Trust.................    30,300         503,889       7.16
         GMH Communities Trust..................    49,900         584,329       7.77
         Gables Residential Trust...............   122,900       4,092,570       7.24
         Home Properties........................    47,000       1,823,600       6.49
         Mid-America Apartment Communities......    35,400       1,292,100       6.41
                                                              ------------
                                                                21,111,023
                                                              ------------
       MANUFACTURED HOME                  0.18%
         Affordable Residential Communities.....    24,300         307,395       9.88
                                                              ------------
         TOTAL RESIDENTIAL......................                21,418,418
                                                              ------------
    SELF STORAGE                          1.02%
         Extra Space Storage....................    43,300         584,550       6.74
         Sovran Self Storage....................     6,200         245,706       6.11
         U-Store-It Trust.......................    50,000         870,000       6.44
                                                              ------------
                                                                 1,700,256
                                                              ------------

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                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    SHOPPING CENTER                      12.21%
       COMMUNITY CENTER                   2.85%
         Cedar Shopping Centers.................    35,400    $    504,096       6.32%
         Heritage Property Investment Trust.....    51,300       1,522,584       7.08
         Inland Real Estate Corp. ..............    12,800         192,384       6.25
         Kramont Realty Trust...................    69,500       1,626,300       5.56
         Urstadt Biddle Properties -- Class A...    60,000         915,000       5.77
                                                              ------------
                                                                 4,760,364
                                                              ------------
       REGIONAL MALL                      9.36%
         CBL & Associates Properties............    39,700       2,838,947       4.54
         Glimcher Realty Trust..................    95,500       2,263,350       8.11
         Macerich Co. ..........................   107,500       5,727,600       4.88
         Mills Corp. ...........................    91,100       4,819,190       4.74
                                                              ------------
                                                                15,649,087
                                                              ------------
         TOTAL SHOPPING CENTER..................                20,409,451
                                                              ------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $80,730,711)............               129,535,589
                                                              ------------
  PREFERRED STOCK                        20.22%
    DIVERSIFIED                           1.30%
         Colonial Properties Trust, 8.125%,
            Series D............................    14,600         369,672       8.02
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......    71,500       1,538,680       7.84
         iStar Financial, 7.80%, Series F.......    10,000         258,500       7.54
                                                              ------------
                                                                 2,166,852
                                                              ------------
    HEALTH CARE                           3.08%
         Health Care REIT, 7.625%, Series F.....    17,000         425,000       7.62
         Nationwide Health Properties, 7.677%,
            Series P............................    47,000       4,726,438       7.63
                                                              ------------
                                                                 5,151,438
                                                              ------------

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                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    HOTEL                                 0.31%
         FelCor Lodging Trust, 9.00%,
            Series B............................     2,900    $     74,530       8.84%
         Host Marriott Corp., 10.00%,
            Series C............................     3,500          89,565       9.77
         Host Marriott Financial Trust, 6.75%,
            QUIPS(a) (Convertible)..............     3,200         178,800       5.88
         Sunstone Hotel Investors, 8.00%,
            Series A............................     7,000         174,650       8.00
                                                              ------------
                                                                   517,545
                                                              ------------
    INDUSTRIAL                            0.32%
         EastGroup Properties, 7.95%,
            Series D............................    21,000         538,230       7.77
                                                              ------------
    OFFICE                                3.68%
         Alexandria Real Estate Equities, 9.10%,
            Series B............................    13,900         365,709       8.74
         HRPT Properties Trust, 8.75%,
            Series B............................    52,800       1,411,344       8.18
         Highwoods Properties, 8.625%,
            Series A............................     4,300       4,380,625       8.47
                                                              ------------
                                                                 6,157,678
                                                              ------------
    RESIDENTIAL -- APARTMENT              3.13%
         Apartment Investment & Management Co.,
            9.375%, Series G....................   113,200       3,011,120       8.81
         Apartment Investment & Management Co.,
            10.10%, Series Q....................    25,000         654,500       9.64
         Apartment Investment & Management Co.,
            10.00%, Series R....................    18,100         476,030       9.51
         Mid-America Apartment Communities,
            8.30%, Series H.....................    17,300         444,610       8.07
         Post Properties, 8.50%, Series A.......    11,000         638,000       7.33
                                                              ------------
                                                                 5,224,260
                                                              ------------
    SHOPPING CENTER                       8.40%
       COMMUNITY CENTER                   1.04%
         Cedar Shopping Centers, 8.875%,
            Series A............................    10,000         262,500       8.45
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     1,600          42,064       8.18
         Ramco-Gershenson Property Trust, 9.50%,
            Series B............................    11,600         312,330       8.85
         Saul Centers, 8.00%, Series A..........    26,800         679,648       7.89
         Urstatdt Biddle Properties, 8.50%,
            Series C............................     4,000         440,000       7.73
                                                              ------------
                                                                 1,736,542
                                                              ------------


(a) QUIPS Quarterly Income Preferred Securities

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
       REGIONAL MALL                      7.36%
         CBL & Associates Properties, 8.75%,
            Series B............................    13,000    $    697,580       8.15%
         CBL & Associates Properties, 7.75%,
            Series C............................    13,000         331,500       7.60
         Glimcher Realty Trust, 8.125%,
            Series G............................    16,000         401,600       8.09
         Mills Corp., 9.00%, Series B...........    73,800       1,948,320       8.56
         Mills Corp., 9.00%, Series C...........    25,000         654,000       8.60
         Mills Corp., 8.75%, Series E...........    26,000         679,120       8.37
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............    55,400       3,238,130       9.41
         Simon Property Group, 8.375%,
            Series J............................    13,000         845,000       6.44
         Taubman Centers, 8.30%, Series A.......   139,500       3,518,190       8.23
                                                              ------------
                                                                12,313,440
                                                              ------------
         TOTAL SHOPPING CENTER..................                14,049,982
                                                              ------------
              TOTAL PREFERRED STOCK
                (Identified
                cost -- $29,488,939)............                33,805,985
                                                              ------------
              TOTAL EQUITIES (Identified
                cost -- $110,219,650)...........               163,341,574
                                                              ------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ----------
COMMERCIAL PAPER                            1.67%
         Prudential FDG Corp., 2.12%, due
            04/01/05
            (Identified cost -- $2,797,000)......   $2,797,000      2,797,000
                                                    ----------   ------------
TOTAL INVESTMENTS (Identified
  cost -- $113,016,650).................   99.38%                 166,138,574(a)
OTHER ASSETS IN EXCESS OF LIABILITIES...    0.62%                   1,034,693
                                          ------                 ------------
NET ASSETS (Equivalent to $18.07 per
  share based on
  9,249,159 shares of capital stock
  outstanding)..........................  100.00%                $167,173,267
                                          ------                 ------------
                                          ------                 ------------

-------------------
(a) At March 31, 2005, net unrealized appreciation was $53,121,924 based on cost for federal income tax purposes of $113,016,650. This consisted of aggregate gross unrealized appreciation on investments of $53,257,277 and aggregate gross unrealized depreciation on investments of $135,353.

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                                       10

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04..............                 $182,354,852            $19.72
    Net investment income..................  $  1,357,972                  $(0.15)
    Net realized and unrealized loss on
       investments.........................   (13,487,335)                  (1.47)
    Distributions from net investment
       income..............................    (3,052,222)                  (0.33)
                                             ------------                  ------
Net decrease in net asset value............                  (15,181,585)            (1.65)
                                                            ------------            ------
End of period: 3/31/2005...................                 $167,173,267            $18.07
                                                            ------------            ------
                                                            ------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

           BASED ON NET ASSET VALUE
           ------------------------   SINCE INCEPTION
ONE YEAR   FIVE YEARS    TEN YEARS       (9/27/93)
--------   -----------   ----------      ---------
 3.94%       19.51%        13.60%         11.74%

             BASED ON MARKET PRICE
             ----------------------   SINCE INCEPTION
 ONE YEAR    FIVE YEARS   TEN YEARS      (9/27/93)
----------   ----------   ---------      ---------
  - 0.07%      18.63%      14.09%         11.31%

    The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       11

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund has adopted a level rate distribution policy. Under this policy, the fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       12

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                PRIVACY POLICY *

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

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                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR TOTAL RETURN:                                     FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
                REALTY SHARES                                   INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX


             FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:

                COHEN & STEERS                                        COHEN & STEERS
              REALTY INCOME FUND                                     REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX


               FOR TOTAL RETURN:                                     FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
          INTERNATIONAL REALTY FUND                                    UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX


               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                          INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard E. Kroon                       Equiserve Trust Company
Director                               250 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       LEGAL COUNSEL
Frank K. Ross                          Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Willard H. Smith Jr.
Director                               New York Stock Exchange Symbol: RFI

C. Edward Ward, Jr.                    Web site: cohenandsteers.com
Director
                                       This report is for shareholder information.
Joseph M. Harvey                       This is not a prospectus intended for use
Vice president                         in the purchase or sale of fund shares.
                                       Past performance is of course no guarantee
Adam Derechin                          of future results and your investment may
Vice president and assistant treasurer be worth more or less at the time you sell.

John McLean
Chief compliance officer

Lawrence B. Stoller
Assistant secretary


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                                       15

                      ----------------------------------
                                COHEN & STEERS
                           TOTAL RETURN REALTY FUND
                      ----------------------------------


                                QUARTERLY REPORT
                                 MARCH 31, 2005



COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



   Announcing our new open-end fund, Cohen & Steers International Realty Fund